UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 23, 2008

____________________

ICO, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-10068 (Commission File Number)	76-0566682 (I.R.S. Employer Identification No.)

1811 Bering Drive, Suite 200
Houston, Texas 77057
(Address of principal executive offices and zip code)

(713) 351-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                       Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2008, the Board of Directors (the “Board”) of ICO, Inc. (the “Company”) elected Max W. Kloesel to the Board effective January 24, 2008, for a term that expires at the Company’s 2009 annual meeting of shareholders.  Mr. Kloesel was elected to fill the vacancy on the Board resulting from Jon C. Biro’s resignation from the Board, which became effective on January 11, 2008.  Mr. Kloesel is currently employed as Senior Vice President of the Company’s Bayshore Industrial subsidiary.  The Company issued a press release on January 24, 2008 announcing the election of Mr. Kloesel, which is included as Exhibit 99.1 and incorporated by reference into this Item 5.02.

On January 23, 2008, the Board also approved the nomination of Danny R. Gaubert, Warren W. Wilder, and Kumar Shah as Class II members of the Board to stand for election at the 2008 Annual Meeting of Shareholders (“2008 Annual Meeting”) on March 11, 2008.  Messrs. Gaubert and Wilder, and John F. Gibson are the current Class II directors whose terms of office expire at the 2008 Annual Meeting.  Mr. Gibson is not standing for re-election at the 2008 Annual Meeting; therefore Mr. Gibson’s service on the Board will end as of the 2008 Annual Meeting date.

On January 23, 2008, the Board also approved granting the Company’s President and Chief Executive Officer, A. John Knapp, Jr., a discretionary cash bonus for the fiscal year ending September 30, 2008 (“FY 2008”) calculated as follows:

The sum of the Annual Incentive Bonuses paid to the Company’s other five Executive Leadership Team (“ELT”) members based on FY 2008 performance, in accordance with their respective FY 2008 Annual Incentive Bonus Plans divided by:

The sum of the FY 2008 Base Salaries of Company’s other five ELT members multiplied by:

Mr. Knapp’s FY 2008 annual Base Salary ($250,000)

For the purpose of the above formula, the other five ELT members are (1) Donald Eric Parsons, President – ICO Polymers North America; (2) Stephen E. Barkmann, President – Bayshore Industrial; (3) Derek R. Bristow – President, ICO Europe; (4) Dario E. Masutti, President – ICO Asia Pacific; and (5) Bradley T. Leuschner – Chief Financial Officer.  The FY 2008 Annual Incentive Bonus Plans of the other five ELT members are filed as Exhibits 10.1 and 10.2 to the Company’s Form 8-K filed on January 23, 2008.

On January 23, 2008, the Mr. Knapp entered into an amendment (the “Second Amendment”) to his employment agreement with the Company, incorporating the above-referenced discretionary cash bonus formula for FY 2008, and amending his employment agreement to reflect the increase in his base salary from $200,000 to $250,000 which became effective on October 1, 2007, and which was reported in the Company’s Form 8-K filed with the SEC on August 17, 2007.  The Second Amendment is filed herewith as Exhibit 10.1.  Mr. Knapp’s original employment agreement, and the first amendment thereto, were filed, respectively, as Exhibit 10.2 to the Company’s Form 8-K filed on October 7, 2005 and Exhibit 10.15 to the Company's Form 10-K filed on December 14, 2006.

Item 9.01                       Financial Statements and Exhibits.

(d) Exhibits
Exhibit	Description
10.1	Second Amendment to Employment Agreement between A. John Knapp, Jr. and ICO, Inc., dated January 23, 2008
99.1	Press Release dated January 24, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO, INC.

Date: January 29, 2008	By:	/s/ Bradley T. Leuschner
	Name:	Bradley T. Leuschner
	Title:	Chief Financial Officer and Treasurer